SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant     [ X ]
Filed by a Party other than the Registrant    [   ]

Check the appropriate box:

    [   ] Preliminary Proxy Statement
    [   ] Confidential, for Use of the Commission Only (as permitted by Rule 4a-6(e)(2))
    [X]                Definitive Proxy Statement
    [   ]                Definitive Additional Materials
    [   ]                Soliciting Material Pursuant to Rule 240.14a-12

Micropac Industries, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X]      No fee required.

     [   ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:
2) Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4) Proposed maximum aggregate value of transaction:
5) Total fee paid:

    [   ]       Fee paid previously with preliminary materials.

    [   ]       Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:
2) Form, Schedule or Registration Statement No.:
3) Filing Party:
4) Date Filed:

EXPLANATORY NOTE TO AMENDENT NO. 1

This Amendment No. 1 to Schedule 14A ("Amendment No. 1") is being filed to amend Micropac Industries, Inc. definitive proxy statement for its 2017 Annual Meeting of Stockholders ("Proxy Statement"), which was filed with the Securities and Exchange Commission on February 9, 2017. The Company added a 5% beneficial owner and addresses to Item 12 Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.
PRINCIPAL STOCKHOLDERS AND STOCKHOLDINGS OF MANAGEMENT

The following table shows the number and percentage of shares of the Company's common stock beneficially owned (a) by each person known by the Company to own 5% or more of the outstanding common stock, (b) by each director and nominee, and (c) by all present officers and directors as a group.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percent of Class(1)

Stanley Kesselman	163,190	6.3%
c/o Maxim Group
405 Lexington Avenue, 2nd Floor
New York, NY

Patrick Cefalu	0	0%

Heinz-Werner Hempel(2) (3) (4)	1,952,577	75.7%

Mark King (3)	14,100	Less than 0.6%

Richard K. Hoesterey (3)	0	0%

Eugene Robinson (3)	0	0%

Christine Dittrich (3)	0	0%

All officers and directors	1,966,677	76.3%
as a group (6 Persons)

(1)
Calculated on the basis of the 2,578,315 outstanding shares. There are no options, warrants, or convertible securities outstanding.  The address of each other person listed is 905 East Walnut Street, Garland, Texas 75040.

Sincerely,
Richard Hoesterey
Corporate Secretary

PROXY STATEMENT OF

MICROPAC INDUSTRIES, INC.
905 East Walnut Street
Garland, Texas 75040

ANNUAL MEETING OF STOCKHOLDERS
To Be Held At 11:00 A.M., LOCAL TIME ON
March 10, 2017

Dear Stockholder:

You are invited to attend the Annual Meeting of Stockholders of Micropac Industries, Inc., to be held at The Atrium at the Granville Arts Center, 300 N. Fifth St., Garland, Texas at 11:00 a.m. on March 10, 2017 for the following purposes:

Proposal 1 - To elect five directors to serve until the next annual meeting of stockholders or until their respective successors are elected and qualified; and

Proposal 2- Advisory Vote on compensation of our named executives; and

To transact such other business that may properly be brought before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on January 10, 2017 as the record date for the meeting. Only stockholders of record at that time are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

The enclosed proxy is solicited by the Board of Directors of the Company. Further information regarding the matters to be acted upon at the Annual Meeting is contained in the attached Proxy Statement.

MANAGEMENT HOPES THAT YOU WILL ATTEND THE MEETING IN PERSON. IN ANY EVENT, PLEASE SIGN, DATE, AND RETURN THE ENCLOSED PROXY TO ASSURE THAT YOU ARE REPRESENTED AT THE MEETING. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN PROXIES.

By Order of the Board of Directors

  /s/ Richard Hoestery
RICHARD HOESTEREY, Secretary

DATED:  February 9, 2017

MICROPAC INDUSTRIES, INC.
905 EAST WALNUT STREET
GARLAND, TEXAS  75040
PROXY STATEMENT
FOR THE
ANNUAL MEETING OF STOCKHOLDERS
March 10, 2017

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Micropac Industries, Inc. (the "Company") for use at the Company's Annual Meeting of Stockholders that will be held on March 10, 2017 at the time and place and for the purposes set forth in the foregoing notice.  This Proxy Statement, the foregoing notice and the enclosed proxy are first being sent to stockholders on or about February 9, 2017.

The Company's Annual Report to Stockholders for the fiscal year ended November 30, 2016 is enclosed.

The Board of Directors does not intend to bring any matter before the meeting except those specifically indicated in the foregoing notice and does not know of anyone else who intends to do so.  If any other matters properly come before the meeting, however, the persons named in the enclosed proxy, or their duly constituted substitutes acting at the meeting, will be authorized to vote, or otherwise act thereon in accordance with their judgment on such matters.  If the enclosed proxy is executed and returned prior to voting at the meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. In the absence of instructions, the shares will be voted FOR the election as directors of the Company of the five persons named in the section captioned "Election of Directors".

Any proxy may be revoked at any time prior to its exercise by notifying the Company's Secretary in writing, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

Only holders of record of common stock at the close of business on January 10, 2017 are entitled to notice of and to vote at the meeting.  On that date there were 2,578,315 shares of common stock outstanding, each of which is entitled to one vote in person or by proxy on all matters properly brought before the meeting.  Cumulative voting of shares in the election of directors is prohibited.

The presence, in person or by proxy, of the holders of a majority of the outstanding common stock is necessary to constitute a quorum at the meeting.  In order to be elected a director, a nominee must receive a plurality of the votes cast at the meeting for the election of directors.  Other matters, if any, to be voted on at the meeting require the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

PRINCIPAL STOCKHOLDERS AND STOCKHOLDINGS OF MANAGEMENT

The following table shows the number and percentage of shares of the Company's common stock beneficially owned (a) by each person known by the Company to own 5% or more of the outstanding common stock, (b) by each director and nominee, and (c) by all present officers and directors as a group.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percent of Class(1)

Stanley Kesselman	163,190	6.3%
c/o Maxim Group
405 Lexington Avenue, 2nd Floor
New York, NY

Patrick Cefalu	0	0%

Heinz-Werner Hempel(2) (3) (4)	1,952,577	75.7%

Mark King (3)	14,100	Less than 0.6%

Richard K. Hoesterey (3)	0	0%

Eugene Robinson (3)	0	0%

Christine Dittrich (3)	0	0%

All officers and directors	1,966,677	76.3%
as a group (6 Persons)
_______________________

(1)
Calculated on the basis of the 2,578,315 outstanding shares. There are no options, warrants, or convertible securities outstanding.  The address of each other person listed is 905 East Walnut Street, Garland, Texas 75040.

(2)
The Company and Mr. Heinz-Werner Hempel are parties to an Ancillary Agreement entered into in March 1987.  The Ancillary Agreement primarily obligates the Company to register Mr. Hempel's stock and allows Mr. Hempel to participate in any sale of stock by the Company.

(3)	A director of the Company. Each incumbent director has been nominated for re-election at the Annual Meeting.

(4)
Effective October 10, 2007, Mr. Hempel transferred all of the shares of the Company's common stock owned by him and consisting of 1,952,577 shares, to a partnership organized under the laws of Germany.  This partnership is composed of Mr. Hempel, his son, and his daughter.  As the consideration for this transfer, Mr. Hempel received a 99.98% share in this partnership and received the sole voting and management control.  His son and daughter each own a 0.01% ownership interest in this partnership.

PROPOSAL 1 - ELECTION OF DIRECTORS

The Board of Directors has determined that the Board should be composed of five directors and five directors are to be elected at the Meeting to hold office until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified. Proxies solicited hereby will be voted FOR the election of the five nominees named below unless authority is withheld by the stockholder.  Messrs. Hempel, King, Robinson, Hoesterey and Ms. Dittrich, are currently directors of the Company.  All directors participate in the consideration of Director Nominees.

Name	Age	Position with the Company	Director Since

Mark King	62	CEO, President and
		Member of Audit Committee
		and Chairman of the Board	October 2005

Heinz-Werner Hempel	88	Director and
		Member of Audit Committee	February 1997

Christine DIttrich	64	Director and
		Member of Audit Committee	October 2015

Eugene Robinson	77	Director and
		Member of Audit Committee	October 2008

Richard K. Hoesterey	74	Director and
		Member of Audit Committee	October 2010

Mr. King is the current President and Chief Executive of the Company.  Prior to November 2002, Mr. King was the President and Chief Operating Officer of Lucas Benning Power Electronics.  Mr. King joined the Company in November of 2002, and was elected Chief Executive Officer, President and Director in October 2005.

Mr. Hempel has served as the Chief Operating Officer of Hanseatische Waren-Gesellschaft MBH & Co, KG, Bremen, Germany for over 25 years.

Mr. Robinson has 35 years of experience in the electronics industry, including 26 years with Texas Instruments, Inc. and later Raytheon through acquisition.  During the past 10 years, Mr. Robinson has been actively engaged consulting with numerous high technology organizations. He has served on several advisory boards for high technology companies and universities.
Mr. Hoesterey is an experienced executive with over 35 years in general management and manufacturing operations management in a variety of industries including high tech electronics, industrial products, and power regulation.  He served as the President and Chief Executive Officer of Components Corporation of America from January 2000 to August 2009.  In September 2009, he began serving as the President and Chief Executive Officer of R.K. Hoesterey & Associates.

Ms. Dittrich was an Executive Vice President of Raytheon Systems Company and the General Manager of the Sensor and Electronic Systems segment. Before working for Raytheon, Ms. Dittrich was a Senior Vice President of Texas Instruments (TI) Systems Group, a Malcolm Baldrige Quality Award winner, and the General Manager of the Electronic Systems Division. Her prior assignments include TI Systems Group Vice President and Engineering Manager, Software Engineering Director for the defense business, and Senior Member of Technical Staff. She has had senior executive responsibility for product engineering efforts that involve large scale software and hardware development and integration. Ms. Dittrich provided consulting services with a focus on business strategy and operational performance to various technology companies after leaving Raytheon. She became a Visiting Scientist at the Carnegie Mellon University Software Engineering Institute (SEI), a Federally Funded Research and Development Center (FFRDC) and chaired the SEI Board of Advisors for over 10 years.  She was a Fellow of the Cutter Business Technical Council and a senior consultant for Cutter Consortium. In addition, she has held membership positions on the Army Science Board, the Department of Defense Software Best Practices - Airlie Software Council and other advisory boards.

Board Meetings and Committees

The Board of Directors held five (5) board meetings during the year ended November 2016. Directors received a fee of $1,500 (other than Mr. King) for each meeting attended during the year ended November 2016.  In addition, the Board agreed to pay an annual retainer of $10,000 to Mr. Robinson, Mr. Hoesterey and Ms. Dittrich and $2,500 to Ms. Wood.  Ms. Dittrich, Mr. Hoesterey, and Mr. Robinson attended all of the meetings.  Mr. Hempel attended one (1) of the meetings and Ms. Wood attended two (2) of the meetings.

The Audit Committee held four (4) meetings during the year ended November 30, 2016.  Members of the Audit Committee received a fee of $750 for each meeting attended during the year ended November 2016.  Mr. King did not receive any payments for attending meetings of the Audit Committee. Ms. Dittrich, Mr. Hoesterey and Mr. Robinson attended all of the meetings. Ms. Wood attended one (1) of the meetings.

Director Compensation 2016
	Director	Audit Committee	Other fees	Total Fees
Heinz-Werner Hempel	$1,500	$-	-	$1,500
Richard K. Hoesterey	$17,500	$3,000	-	$20,500
Eugene Robinson	$17,500	$3,000	-	$20,500
Christine Dittrich	$17,500	$3,000	-	$20,500
Connie Wood	$5,500	$750	-	$6,250

Mr. King does not receive any Directors compensation.

Ms. Wood resigned effective March 11, 2016.

With the exception of Mr. Hoesterey, Ms. Dittrich, and Mr. Robinson, members of the Audit Committee are not considered independent members under applicable Securities and Exchange Act rules and regualtions.

The Board of Directors does not have a nominating or compensation committee or committees performing similar functions. The Board of Directors formed an Audit Committee on May 13, 2002. The members of the Audit Committee operate pursuant to a charter developed by the Board of Directors.

Section 16(a) Beneficial Owner Reporting Compliance

Section 16(a) of the Exchange Act requires the Company's directors, executive officers, and 10% stockholders to file reports of ownership and reports of change in ownership of the Company's equity securities with the Securities and Exchange Commission. Directors, executive officers, and 10% stockholders are required to furnish the Company with copies of all Section 16(a) forms they file. Based on a review of the copies of such reports furnished, the Company believes that during the fiscal year ended November 30, 2016, the Company's directors, executive officers, and 10% stockholders filed on a timely basis all reports required by Section 16(a) of the Exchange Act.

Code of Ethics

The Company has adopted a code of ethics that applies to the Company's chief executive officer and principal financial officer. In addition, the Company has a Code of Conduct for all employees, officers and directors of the Company.

MANAGEMENT REMUNERATION AND TRANSACTIONS

Remuneration

The following table shows as of November 30, 2016, all cash compensation paid to, or accrued and vested for the account of Mr. Mark King, President and Chief Executive Officer and Mr. Patrick Cefalu, Vice President and Chief Financial Officer.  Mr. King and Mr. Cefalu received no non-cash compensation during 2016.

Name and		Annual		All Other
Principal Position	Year	Salary	Bonus	Compensation	Total
				(a)

Mark King,	2016	$265,307	$17,500	$28,441	$318,488
President and	2015	$264,031	$13,500	$24,094	$301,625
Chief Executive Officer (1)	2014	$259,354	$18,000	$20,883	$298,237

Patrick Cefalu,	2016	$156,229	$17,500	$16,450	$190,179
Vice President and	2015	$155,431	$13,500	$16,578	$185,509
Chief Financial Officer	2014	$152,466	$18,000	$17,746	$188,212

(a)
Reflects amounts contributed by Micropac Industries, Inc., under Micropac's 401(k) profit sharing plan; unused vacation pay; life insurance premiums paid; and reimbursement for medical expenses under Micropac's Family Medical Reimbursement Plan.

(1) Effective November 2005, Mr. King's existing employment agreement was revised to provide that Mr. King would serve as the Company's President and Chief Executive Officer, and a member on the Board of Directors and Audit Committee at a base salary of $186,400 for a term of three (3) years.  In December 2005, the Company and Mr. King amended his employment agreement to increase his annual base salary to $225,000.  In June 2009, the Company and Mr. King amended his employment agreement to increase his annual base salary to $247,104 for renewable terms of three (3) years with annual increases based on consumer price index with additional increases to be determined by the Board of Directors. The June 2009 amendment also provides under certain events, either the Company or Mr. King can terminate the agreement upon a payment to Mr. King of 18 or 36 months' salary as severance payments.

The Board of Directors reviews and approves the Company's annual bonus payments structure. In 2016 the Directors approved a bonus payment paid on December 15, 2015 of $17,500 to Mr. King and $17,500 to Mr. Cefalu.

Amount included in all other compensation relating to employee benefit plans

The Company maintains a Family Medical Reimbursement Plan for the benefit of its executive officers and their dependents.  The Plan is funded through a group insurance policy issued by an independent carrier and provides for reimbursement of 100% of all bona fide medical and dental expenses that are not covered by other medical insurance plans.  During the fiscal year ended November 30, 2016, Mr. King received $5,296 and Mr. Cefalu received $1,543 which amounts are included in the "All Other Compensation" column shown in the preceding remuneration table.

In July 1984, the Company adopted a Salary Reduction Plan pursuant to Section 401(k) of the Internal Revenue Code. The Plan's benefits are available to all Company employees who are at least 18 years of age and have completed at least six months of service to the Company as of the beginning of a Plan year. Plan participants may elect to defer up to 15% of their total compensation as their contributions, subject to the maximum allowed by the Internal Revenue code 401(k), and the Company matches their contributions up to a maximum of 6% of their total compensation. A participant's benefits vest to the extent of 20% after two years of eligible service and become fully vested at the end of six years. During the fiscal year ended November 30, 2016, the Company made contributions to the Plan for Mr. King in the amount of $15,900 and for Mr. Cefalu in the amount of $10,436 which amount is included in the "All Other Compensation" column shown in the preceding remuneration table.

Employment agreements of the Company's officers provide that they may elect to carry over any unused vacation time to subsequent periods or elect to be paid for such unused vacation time. Mr. King and Mr. Cefalu did not receive any unused vacation pay in 2016.

During the fiscal year ended November 30, 2016, the Company paid life insurance premiums for the benefit of Mr. King and Mr. Cefalu valued at $7,205 and $4,471, respectively.

INDEPENDENT PUBLIC ACCOUNTANTS

KPMG LLP was selected as the Company's independent registered public accounting firm in 2002 and has been responsible for the Company's financial audit for the fiscal years ended November 30, 2002 through November 30, 2015.

Whitley Penn was selected as the Company's independent registered public accounting firm in 2016 and has been responsible for the Company's financial audit for the fiscal year ended November 30, 2016.

Management anticipates that a representative from Whitley Penn will be present at the Annual Meeting and will be given the opportunity to make a statement if he or she desires to do so.  It is also anticipated that such representative will be available to respond to appropriate questions from stockholders.

AUDIT FEES

The fees for professional services rendered for the audit of our annual financial statements for each of the fiscal years ended November 30, 2016 and November 30, 2015, and the reviews of the financial statements included in our Quarterly Reports on Form 10-Q during those periods were $134,000 and $250,000, respectively.  Whitley Penn LLP fee was $134,000 in 2016. KPMG LLP fee was $250,000 in 2015.

TAX FEES

KPMG LLP fees for tax return preparation services were $46,000 in 2016, and fees for tax advisory and tax return preparation services were $32,000 in 2015.

ALL OTHER FEES

KPMG LLP and Whitley Penn did not provide any other services.

The Audit Committee requests that the Principal Accounting Firm provide the committee with the anticipated charges of all accounting and tax related services to be performed in advance of performing such services.  The Audit Committee approves all services in advance of the performance of such services.

REVIEW OF AUDITED FINANCIAL STATEMENTS

The Audit Committee has discussed with management and the independent auditors the quality and adequacy of the Company's internal controls.  The Audit Committee has considered and reviewed with the independent auditors their audit plans, the scope of the audit, and the identification of audit risks.  The Audit Committee has reviewed and discussed the audited financial statements with management and has discussed such financial statements with the independent auditors.

The Audit Committee has received the written disclosures and the report from the independent accountant required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence and has discussed with the independent accountant the independent accountant's independence.  Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-K for the fiscal year ended November 30, 2016 for filing with the Securities and Exchange Commission.

Management has the responsibility for the preparation and integrity of the Company's financial statements and the independent auditors have the responsibility for the audit of those statements.  It is not the duty of the Audit Committee to conduct audits to determine that the Company's financial statements are complete and accurate and are in accordance with accounting principles generally accepted in the United States.  In giving its recommendations, the Audit Committee considered (a) management's representation that such financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States, and (b) the report of the Company's independent auditors with respect to such financial statements.

COST OF SOLICITATION OF PROXIES

The Company will bear the costs of the solicitation of proxies for the Annual Meeting, including the cost of preparing, assembling and mailing proxy materials, the handling and tabulation of proxies received and all charges to brokerage houses and other institutions, nominees and fiduciaries in forwarding such materials to beneficial owners. In addition to the mailing of the proxy material, such solicitation may be made in person or by telephone or telegraph by directors, officers and regular employees of the Company.

STOCKHOLDERS PROPOSALS

Any stockholder proposing to have any appropriate matter brought before the next Annual Meeting of Stockholders scheduled for March 9, 2018 must submit such proposal in accordance with the proxy rules not more than 180 days and not less than 120 days before February 9, 2018. Such proposal should be sent to Richard Hoesterey, Secretary, P. 0. Box 469017, Garland, Texas 75046.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

MICROPAC INDUSTRIES, INC.
March 10, 2017
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

KNOW ALL MEN BY THESE PRESENTS:  That the undersigned stockholder of Micropac Industries, Inc., a Delaware Corporation, hereby constitutes and appoints Tracy Dotson and Patrick Cefalu, and each of them acting individually, the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution and revocation thereof, for and in the name, place and stead of the undersigned, to vote upon and act with respect to all shares of stock of the Corporation standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote and act if personally present, at the Annual Meeting of Shareholders of said Corporation to be held March 10, 2017, at the place and time specified in Notice of Annual Meeting of Shareholders and Proxy Statement dated February 9, 2017, and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at said meeting.

1.	ELECTION OF DIRECTORS

Resolved, that the following nominees be elected as Directors of the Corporation, to serve until the next annual meeting of the stockholders or until their respective successors are elected and qualified:

FOR all nominees listed below (except as WITHHOLD AUTHORITY to vote for ALL marked to contrary below)__________  nominees listed below__________

(Instruction:  To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

Heinz-Werner Hempel	Richard K. Hoesterey

Christine B. Dittrich	Mark W. King	Eugene A. Robinson

2. ADVISORY VOTE ON COMPENSATION PAID TO EXECUTIVES
Resolved, that the compensation paid to the Corporation's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K on pages 5 and 6 of the proxy statement, including the Annual Compensation table, footnote, and the narrative discussion is hereby approved:
Approve __________	Disapprove __________	Abstain __________

3. AUTHORITY TO VOTE AT DISCRETION UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING:
Approve __________	Disapprove __________	Abstain __________

(Continued on back page to be signed, dated and returned.)

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS MADE ABOVE.  IN THE ABSENCE OF INSTRUCTIONS, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ABOVE AND TO APPROVE EXECUTIVE COMPENSATION.  THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO ANY OTHER BUSINESS UPON WHICH THE UNDERSIGNED IS ENTITLED TO VOTE AND THAT MAY PROPERLY COME BEFORE THIS ANNUAL MEETING OR ANY ADJOURNMENT THEREOF.

The undersigned hereby revokes all previous proxies for the Annual Meeting and hereby acknowledges receipt of the notice of such Annual Meeting and the proxy statement furnished therewith.

Dated  _______________________________, 2017

_________________________________________
(Stockholder's Signature)

_________________________________________
(Stockholder's Signature)

_________________________________________
(Title or Representative Capacity, if applicable)

NOTE:    If shares are registered in more than one name, all owners should sign.  If signing in a representative or fiduciary capacity, please give full title and attach evidence of authority.  Corporations please sign with full corporate name by duly authorized officer and affix corporate seal.

 PLEASE DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.